SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2004

GOLD KIST INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	2-59958	58-0255560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E., Atlanta, Georgia 30346

(Addresses of Principal Executive Offices, including Zip Code)

(770) 393-5000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On August 26, 2004, Gold Kist Inc. announced its financial results for the quarter ended June 26, 2004. The press release announcing financial results for the quarter ended June 26, 2004 is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release dated August 26, 2004 relating to financial results for the fourth fiscal quarter ended June 26, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD KIST INC.

/s/ Stephen O. West
Name:	Stephen O. West
Title:	Vice President and Chief Financial Officer

Date: August 26, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 26, 2004 relating to financial results for the fourth fiscal quarter ended June 26, 2004